SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 March 24, 2011
                Date of Report (Date of Earliest Event Reported)

                          Commission File No. 002-41703


                            THE X-CHANGE CORPORATION
             (Exact name of Registrant as specified in its charter)

      Nevada, USA                                          90-0156146
(State of Incorporation)                       (IRS Employer Identification No.)

7120 Dallas Parkway Suite 235, Dallas TX                    75248
(Address of principal executive offices)                  (Zip Code)

                                 (972) 386-7360
                (Company's telephone number, including area code)
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ITEM 5.03  AMENDMENTS  TO THE  ARTICLES OF  INCORPORATION  OR BYLAWS;  CHANGE IN
           FISCAL YEAR.

On January 31, 2011, the Board of Directors of The X-Change Corporation (the "Company") and its majority shareholder approved an amendment to its Articles of Incorporation increasing the authorized capital of the Company from 37,500,000 shares of common stock, par value $.001 and 3,750,000 shares of preferred stock, par value $.001, to 750,000,000 shares of common stock and 75,000,000 share of preferred stock. The Amended Articles were filed with the Nevada Secretary of State on March 22, 2011, the effective date of the amendment.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

NUMBER                              EXHIBIT
------                              -------
 3.5               Amendment to Certificate of Incorporation

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

March 30, 2011                           THE X-CHANGE CORPORATION


                                         /s/ Haviland Wright
                                         ---------------------------------------
                                         Haviland Wright, CEO

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